UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2017 (June 27, 2017)

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 27, 2017, Hill International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.

As of the close of business on April 28, 2017, the record date for the Annual Meeting, 51,878,215 shares of the Company’s common stock, par value $0.0001 per share, were outstanding and entitled to vote. 49,121,907 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 94.69% percent of the shares entitled to be voted.

Proposal 1 - Election of Directors. The Company’s stockholders elected Steven R. Curts and Alan S. Fellheimer to serve on the Board of Directors until the Company’s Annual Meeting of Stockholders in 2020 and until their successors have been duly elected or appointed, as set forth below.

Director	For	Withheld	Broker Non-Votes

Steven R. Curts	33,613,212	11,450,927	4,057,768
Alan S. Fellheimer	33,728,053	11,336,086	4,057,768

Proposal 2 — Approval of the Company’s 2017 Equity Compensation Plan. The Company’s stockholders approved the Company’s 2017 Equity Compensation Plan.

For	Against	Abstain	Broker Non-Votes

29,466,186	11,584,805	4,013,148	4,057,768

Proposal 3 — Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation paid to named executive officers.

For	Against	Abstain	Broker Non-Votes

24,472,897	16,579,076	4,012,166	4,057,768

Proposal 4 — Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2017. The Company’s stockholders ratified the Company’s selection of KPMG LLP to serve as the Company independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes

46,100,370	194,894	2,826,643	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Dated: June 28, 2017	Title:	Executive Vice President and General Counsel